Anchor Risk Managed Income Strategies Fund

Advisor Class Shares – ATCAX

Anchor Risk Managed Equity Strategies Fund

Advisor Class Shares – ATEAX

Each a series of Northern Lights Fund Trust IV

PROSPECTUS

December 29, 2025, as Supplemented September 2, 2026

Advised by:

Anchor Capital Management Group, Inc.

15 Enterprise, Suite 450

Aliso Viejo, California 92656

www.anchor-capital.com/funds	1-800-290-8633

This Prospectus provides important information about the Funds that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”) nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY – ANCHOR RISK MANAGED INCOME STRATEGIES FUND	1
FUND SUMMARY – ANCHOR RISK MANAGED EQUITY STRATEGIES FUND	5
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	9
Investment Objective	9
Principal Investment Strategies	9
Principal Investment Risks	10
Temporary Defensive Positions	13
Portfolio Holdings Disclosure	13
Operations and Cybersecurity	13
MANAGEMENT	14
Investment Adviser	14
Portfolio Manager	14
HOW SHARES ARE PRICED	15
HOW TO PURCHASE SHARES	16
HOW TO REDEEM SHARES	18
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	20
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	22
DISTRIBUTION OF SHARES	23
Distributor	23
Householding	23
FINANCIAL HIGHLIGHTS	24

FUND SUMMARY – ANCHOR RISK MANAGED INCOME STRATEGIES FUND

Investment Objective: The Fund seeks to provide long-term growth of capital while providing current income.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, sell and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. More information about these fees and expenses is available from your financial intermediary and under the heading How to Purchase Shares on page 16 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a percentage of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held less than 60 days)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.60%
Distribution and Service (12b-1) Fees	None
Other Expenses	1.01%
Interest and Dividend Expense on Short Sales	0.01%
Acquired Fund Fees and Expenses(1)	0.92%
Total Annual Fund Operating Expenses	3.54%
Fee Waiver and/or Expense Reimbursement(2)	(0.61%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.93%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investment companies.
(2)	The Fund’s adviser, Anchor Capital Management Group, Inc. (the “Adviser”), has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least December 31, 2026 to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of (i) any front-end or contingent deferred loads, (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), (v) borrowing costs (such as interest and dividend expense on securities sold short), (vi) taxes, and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser)), will not exceed 2.00% of the Fund’s average daily net assets attributable to Advisor Class shares. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years (within three years from the date the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture after the recoupment is taken into account. This agreement may be terminated by the Trust’s Board of Trustees only on 60 days’ written notice to the Adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Advisor Class	$296	$1,029	$1,784	$3,770

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year the Fund’s portfolio turnover rate was 6%.

1

Principal Investment Strategies: The Fund seeks to achieve its investment objective, utilizing a “fund of funds structure”, by allocating assets among worldwide market segments based on the Adviser’s research and analysis regarding market trends.
A market trend is the movement of a financial market in a particular direction over time. “Worldwide” means developed and emerging markets, as those terms are defined below.

The Fund invests its assets (plus the amount of borrowings, if any) in long and short positions in unaffiliated exchange-traded funds (“ETFs”), open-end and closed-end mutual funds (together with ETFs, the “Underlying Funds”) and derivative instruments. The Fund primarily takes long and short positions in Underlying Funds and derivatives instruments in domestic and worldwide markets. The Fund takes a long position by buying shares of Underlying Funds or derivative instruments when the Adviser believes those assets will increase in value. The Fund takes a short position by selling those assets when the Adviser believes they will decrease in value.

The Fund invests primarily in:

(1)	Underlying Funds that invest in or are otherwise exposed to developed and emerging markets, which are countries listed on the MSCI All World Country Index and MSCI Emerging Markets Index;
(2)	derivative instruments, either directly or indirectly, including options and futures, designed to substitute for or replicate some or all of the features of the Underlying Funds; and
(3)	U.S. or foreign cash equivalents, without limitation, as collateral for derivative instruments or as a temporary defensive measure during periods of market volatility.

The Adviser seeks to manage risk by hedging the Fund’s investment portfolio when it believes security prices will decline. The Adviser hedges the Fund’s portfolio by:

(i)	increasing allocations to cash equivalents or U.S. Treasury securities; and
(ii)	selling short Underlying Funds or derivative instruments the Adviser believes have a high correlation to the Fund’s core holdings. Correlation is the measure of the similarity between two assets.

Generally, the Adviser does not attempt to evaluate individual securities held by the Underlying Funds.

Principal Investment Risks: As with all mutual funds, there is a risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value (“NAV”) and performance.

The following describes the risks the Fund bears directly or indirectly through investments in Underlying Funds. As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

Cash or Cash Equivalents Risk. The Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) counterparty risk; (ii) the risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships.

Emerging Markets Risk. Investing in emerging markets, including frontier markets, involves not only the risks described below with respect to foreign investments, but also other risks, including exposure to economic structures that are generally less diverse and mature, limited availability and reliability of information material to an investment decision, and to political systems that can be expected to have less stability than those of developed countries. The typically small size of the securities markets in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and price volatility.

2

Exchange-Traded Funds Risk. ETFs may be actively or passively managed. ETFs may not exactly replicate the performance of the indices they track and may result in a loss. The market price of an ETF may deviate from the price of the underlying assets in various situations, including market stress which will result in the Fund paying significantly more or receiving significantly less than the NAV. An active trading market may not develop or be maintained at times of market stress, and market makers and authorized participants may step away from their respective roles in making a market for shares and executing purchase or redemption orders. To the extent all or a portion of an ETF’s underlying holdings are traded on foreign markets that are closed when the market on which the ETF is traded is open, there may be a change in last close price on the foreign market and the price of the ETF which is traded daily domestically. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the ETF when the Fund invests in an ETF.

Foreign Investment Risk. Investing in foreign (non-U.S.) securities either directly or indirectly may result in the Fund experiencing more rapid and extreme changes in value than if the Fund invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, currency blockages and political changes or diplomatic developments. The costs of investing in many foreign markets are higher than the U.S. and investments may be less liquid. Foreign markets may be closed when U.S. markets are open which may impact Fund pricing.

Fund of Funds Risk. The ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds and their respective investment managers to meet their investment objectives. Certain investment managers may be dependent upon a single individual or small group of individuals, the loss of which could adversely affect their success. There can be no assurance that any Underlying Fund will achieve its investment objectives.

Futures Risk. Futures are contracts that derive value from the price performance of an underlying entity, such as an asset, index, or interest rate. In addition to all the risks associated with the underlying entity, futures have additional risks, such as counterparty risk and liquidity risk, because they are financial contracts rather than securities. Where futures are used for hedging, lack of the desired or expected correlation between the future and the underlying entity, known as basis risk, reduces the effectiveness of the hedging instrument.

Hedging Risk. Although intended to limit or reduce investment risk, hedging strategies may also limit or reduce the potential for profit. There is no assurance that hedging strategies will be successful.

Management Risk. The Adviser may be incorrect in its assessment of the intrinsic value of the securities the Fund holds which may result in a decline in the value of Fund shares and failure to achieve its investment objective. The Fund’s portfolio manager uses technical analysis and/or trend models. Any imperfections or limitations in such analyses and models could affect the ability of the portfolio manager to implement the Fund’s investment strategies.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate-change and climate related events, pandemics, epidemics, terrorism, international conflicts, regulatory events, tariffs and trade wars, and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long-term effects on both the U.S. and global financial markets.

Options Risk. There are risks associated with the sale and purchase of call and put options. As a seller (writer) of a put option, the Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Fund may experience lower returns if the value of the reference index or security rises above the strike price.

Short Sales Risk. The loss associated with the appreciation of the price of a security borrowed in connection with a short sale may be significant. The Fund may engage in short sales that are not made “against-the-box,” which means that the Fund may sell short securities even when they are not actually owned or otherwise covered at all times during the period the short position is open. Short sales that are not made “against-the-box” theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase.

Small and Medium Capitalization Companies Risk. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

3

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Advisor Class from year to year and by showing the one-year and since inception performance of the Fund’s Advisor Class compared with those of a broad measure of market performance. Although the Fund commenced operations in 2015, the bar chart shows performance of the Fund’s Advisor Class shares for each calendar year since the Advisor Class’s inception. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.anchor-capital.com/funds or by calling 1-800-290-8633.

Advisor Class Performance Bar Chart For Calendar Years Ended December 31

Best Quarter:	3/31/2024	5.43%
Worst Quarter:	6/30/2022	(3.49)%

The Fund’s Advisor Class year-to-date return as of September 30, 2025 was 5.19%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2024)

	One Year	Since Inception (9/11/20)
Return before taxes – Advisor Class Shares	4.54%	(0.16%
Return after taxes on distributions – Advisor Class Shares	(0.48)%	(1.92)%
Return after taxes on distributions and sale of Fund shares – Advisor Class Shares	2.78%	(0.77)%
Index – Bloomberg U.S. Aggregate Bond Index(1)	1.25%	(1.94)%
(1)	The Bloomberg U.S. Aggregate Bond Index is a broad-based, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States. Investors frequently use the index as a stand-in for measuring the performance of the U.S. bond market. Investors cannot invest directly in an index, and unlike the Fund, returns do not reflect any fees, expenses or taxes.

Investment Adviser: Anchor Capital Management Group, Inc.

Portfolio Manager: Garrett Waters, Chief Executive Officer and President of the Adviser, is primarily responsible for the day-to-day management of the Fund and has served the Fund as its portfolio manager since it commenced operations in September 2015.

Purchase and Sale of Fund Shares: The minimum initial investment in the Fund for Advisor Class shares is $1,000 for all account types. There is no minimum for additional purchases. Financial intermediaries may impose minimums. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by automated clearing house funds, check or wire transfer. The Fund or its Adviser may waive any of the minimum initial and subsequent investment amounts.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4

FUND SUMMARY – ANCHOR RISK MANAGED EQUITY STRATEGIES FUND

Investment Objectives: The Fund seeks to provide total return from income and capital appreciation with a secondary objective of limiting risk during unfavorable market conditions.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, sell and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. More information about these fees and expenses is available from your financial intermediary and under the heading How to Purchase Shares on page 16 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a percentage of offering price)	None
Redemption Fee (as a % of amount redeemed on shares held less than 60 days)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.60%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.38%
Acquired Fund Fees and Expenses(1)	0.16%
Total Annual Fund Operating Expenses	2.14%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investment companies.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Advisor Class	$217	$670	$1,149	$2,472

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year the Fund’s portfolio turnover rate was 0%.

Principal Investment Strategies: The Fund seeks to achieve its investment objective, utilizing a “fund of funds” structure, by allocating assets among various strategies based on the adviser’s research and analysis regarding market trends. A market trend is the movement of a financial market in a particular direction over time. Under normal market conditions, the Fund invests, directly or indirectly through unaffiliated exchange-traded funds (“ETFs”) and mutual funds (together with ETFs, “Underlying Funds”), at least 80% of its net assets (plus the amount of borrowings, if any) in long and short positions in equity securities. The Fund takes a long position, or purchases shares of a security, when the adviser believes a security will increase in value, and a short position, or sells shares of borrowed stock, when the adviser believes the value of a security will decrease. The Fund takes long and short positions in securities that are highly correlated to major U.S. equity indices based on long, intermediate, and short-term trends.

At least 80% of the Fund’s assets is invested in:

(1)	U.S. or foreign equity securities of any market capitalization including Underlying Funds that primarily invest in or are otherwise exposed to domestic and foreign equity securities; and
(2)	derivative instruments, including options, futures, and total return swaps, designed to replicate some or all of the features of an underlying portfolio of equity securities.

5

The Fund may also invest in U.S. or foreign cash equivalents including money market funds and treasuries.

The adviser seeks to achieve the Fund’s secondary objective by managing risk through hedging the Fund’s investment portfolio when it believes security prices will decline. The adviser hedges the Fund’s portfolio by:

(i)      increasing allocations to cash equivalents or U.S. Treasury securities;

(ii)    purchasing inverse mutual funds or inverse ETFs; and

(iii)  selling short ETFs or securities the adviser believes have demonstrated a high correlation to the broader equity indices.

The Fund may invest in inverse funds linked to equity securities or indices when the adviser believes this strategy will provide an effective hedge to manage risk for the Fund’s equity investments.

Generally, the adviser does not attempt to evaluate individual securities. The adviser uses technical analysis, including monitoring price movements and price trends, of equity markets in an effort to achieve the Fund’s objective through proper allocation of the Fund’s portfolio securities. The adviser’s decisions to buy or sell a Fund holding are made based on adviser-developed trend and risk models that evaluate current market conditions, and this analysis guides the adviser’s determination of the appropriate exposure level to the equity market. The adviser buys and sells securities and derivatives to increase or decrease the Fund’s exposure to the equity market.

Principal Investment Risks: As with all mutual funds, there is a risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value (“NAV”) and performance.

The following describes the risks the Fund bears directly or indirectly through investments in Underlying Funds. As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

Cash or Cash Equivalents Risk. The Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Counterparty Risk. A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) counterparty risk; (ii) the risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships.

Equity Securities Risk. Fluctuations in the value of equity securities held by the Fund will cause the NAV of the Fund and the price of its shares to fluctuate. Common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments. Common stock will be subject to greater dividend risk than preferred stocks or debt instruments of the same issuer. In addition, common stocks have experienced significantly more volatility in returns than other asset classes.

Exchange-Traded Funds Risk. ETFs may be actively or passively managed. ETFs may not exactly replicate the performance of the indices they track and may result in a loss. The market price of an ETF may deviate from the price of the underlying assets in various situations, including market stress which will result in the Fund paying significantly more or receiving significantly less than the NAV. An active trading market may not develop or be maintained at times of market stress, and market makers and authorized participants may step away from their respective roles in making a market for shares and executing purchase or redemption orders. To the extent all or a portion of an ETF’s underlying holdings are traded on foreign markets that are closed when the market on which the ETF is traded is open, there may be a change in last close price on the foreign market and the price of the ETF which is traded daily domestically. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the ETF when the Fund invests in an ETF.

Foreign Investment Risk. Investing in foreign (non-U.S.) securities either directly or indirectly may result in the Fund experiencing more rapid and extreme changes in value than if the Fund invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, currency blockages and political changes or diplomatic developments. The costs of investing in many foreign markets are higher than the U.S. and investments may be less liquid.

6

Fund of Funds Risk. The ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds and their respective investment managers, to meet their investment objectives. Certain investment managers may be dependent upon a single individual or small group of individuals, the loss of which could adversely affect their success. There can be no assurance that any Underlying Fund will achieve its investment objectives.

Futures Risk. Futures are contracts that derive value from the price performance of an underlying entity, such as an asset, index, or interest rate. In addition to all the risks associated with the underlying entity, futures have additional risks, such as counterparty risk and liquidity risk, because they are financial contracts rather than securities. Where futures are used for hedging, lack of the desired or expected correlation between the future and the underlying entity, known as basis risk, reduces the effectiveness of the hedging instrument.

Hedging Risk. Although intended to limit or reduce investment risk, hedging strategies may also limit or reduce the potential for profit. There is no assurance that hedging strategies will be successful.

Inverse Funds Risk. Inverse funds seek to provide investment results that match a certain percentage of the inverse of the performance of a specific benchmark on a daily basis. Inverse funds typically lose value as the index or security tracked by the fund increases in value; a result that is the opposite from traditional funds. Because they reset daily there may be significant volatility associated with inverse funds. Inverse funds may not be able to replicate exactly the inverse of the performance of the benchmark they track. Inverse funds fall in price when its benchmark prices are rising. Additionally, inverse funds may employ leverage which magnifies the changes in the underlying benchmark upon which they are based. Investments in inverse funds will prevent the Fund from participating in market-wide or sector-wide gains and may not prove to be an effective hedge. During periods of increased volatility, inverse funds may not perform in the manner they are designed. Investments in inverse funds are intended to be short-term in nature and may, therefore, lead to increased turnover and transaction costs to the Fund.

Large Market Capitalization Companies Risk.  The value of investments in larger companies may not rise as much as smaller companies, or larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

Management Risk. The adviser may be incorrect in its assessment of the intrinsic value of the securities the Fund holds which may result in a decline in the value of Fund shares and failure to achieve its investment objective. The Fund’s portfolio manager uses technical analysis and/or trend models. Any imperfections or limitations in such analyses and models could affect the ability of the portfolio manager to implement the Fund’s investment strategies.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate-change and climate related events, pandemics, epidemics, terrorism, international conflicts, regulatory events, tariffs and trade wars, and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long-term effects on both the U.S. and global financial markets.

Options Risk. There are risks associated with the sale and purchase of call and put options. As a seller (writer) of a put option, the Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Fund may experience lower returns if the value of the reference index or security rises above the strike price.

Short Sales Risk. The loss associated with the appreciation of the price of a security borrowed in connection with a short sale may be significant. The Fund may engage in short sales that are not made “against-the-box,” which means that the Fund may sell short securities even when they are not actually owned or otherwise covered at all times during the period the short position is open. Short sales that are not made “against-the-box” theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase.

Small and Medium Capitalization Companies Risk. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Total Return Swap Risk. In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Total return swaps entered into in which payments are not netted may entail greater risk than a swap entered into a net basis. There is a risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited). If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, particularly in the case of privately negotiated instruments, there is a risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position. These instruments are subject to high levels of volatility, in some cases due to the high levels of leverage the Fund may achieve with them.

7

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Advisor Class from year to year and by showing the one-year and since inception performance of the Fund’s Advisor Class compared with those of a broad measure of market performance. Although the Fund commenced operations in 2016, the bar chart shows performance of the Fund’s Advisor Class shares for each calendar year since the Advisor Class’s inception. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index. You should be aware that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.anchor-capital.com/funds or by calling 1-800-290-8633.

Advisor Class Performance Bar Chart For Calendar Years Ended December 31

Best Quarter:	6/30/2021	7.25%
Worst Quarter:	12/31/2022	(7.10)%

The Fund’s Advisor Class year-to-date return as of September 30, 2025 was 8.71%.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2024)

	One Year	Since Inception (4/30/20)
Return before taxes – Advisor Class Shares	7.46%	8.24%
Return after taxes on distributions – Advisor Class Shares	7.46%	7.65%
Return after taxes on distributions and sale of Fund shares – Advisor Class Shares	4.42%	6.29%
Index – S&P 500® Index(1)	25.02%	18.06%
(1)	The S&P 500® Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index , and unlike the Fund, returns do not reflect any fees, expenses or taxes.

Investment Adviser: Anchor Capital Management Group, Inc. (the “Adviser”)

Portfolio Manager: Garrett Waters, Chief Executive Officer and President of the Adviser, is primarily responsible for the day-to-day management of the Fund and has served the Fund as its portfolio manager since it commenced operations in 2016.

Purchase and Sale of Fund Shares: The minimum initial investment in the Fund for Advisor Class shares is $1,000 for all account types. There is no minimum for additional purchases. Financial intermediaries may impose minimums. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by automated clearing house funds, check or wire transfer. The Fund or its Adviser may waive any of the minimum initial and subsequent investment amounts.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective:

Fund	Investment Objectives
Anchor Risk Managed Income Strategies Fund (“Income Fund”)	seeks to provide long-term growth of capital while providing current income
Anchor Risk Managed Equity Strategies Fund (“Equity Fund”)	seeks to provide total return from income and capital appreciation with a secondary objective of limiting risk during unfavorable market conditions

Each Fund’s investment objective may be changed by the Board of Trustees upon 60 days’ written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGIES: Each Fund seeks to achieve its investment objective utilizing a “fund of funds” structure, by allocating assets among various strategies based on the Adviser’s research and analysis regarding market trends. A market trend is the movement of a financial market in a particular direction over time. Each Fund primarily takes long and short positions in securities that are highly correlated to its applicable market based on long, intermediate, and short-term trends. The Adviser considers a long-term trend to be those that are observed over two years or more; intermediate trends to last between nine to 24 months; and short-term trends to take place up to nine months. Generally, the Adviser does not attempt to evaluate individual securities held by the Underlying Funds.

The Income Fund invests primarily in:

(1)	Underlying Funds that invest in or are otherwise exposed to developed and emerging markets, which are countries listed on the MSCI All World Country Index and MSCI Emerging Markets Index;
(2)	derivative instruments, either directly or indirectly, including options and futures designed to substitute for or replicate some or all of the features of the Underlying Funds; and
(3)	U.S. or foreign cash equivalents, without limitation, as collateral for derivative instruments or as a temporary defensive measure during periods of market volatility.

The Adviser seeks to manage risk by hedging the Fund’s investment portfolio when it believes security prices will decline. The Adviser hedges the Fund’s portfolio by:

(i)	increasing allocations to cash equivalents or U.S. Treasury securities; and
(ii)	selling short ETFs or derivative instruments the Adviser believes have a high correlation the Fund’s core holdings. Correlation is the measure of the similarity between two assets.

At least 80% of the Equity Fund is invested in:

(1)	U.S. or foreign equity securities of any market capitalization including Underlying Funds that primarily invest in or are otherwise exposed to domestic and foreign equity securities; and
(2)	derivative instruments, including options, futures, and total return swaps, designed to replicate some or all of the features of an underlying portfolio of equity securities.

In determining whether a company is a non-U.S. company, the Adviser will consider whether the company:

•	has a class of securities whose principal securities market is outside the U.S.;
•	has its principal office outside the U.S.; or
•	is otherwise determined to be economically tied to a country outside the U.S. by the Adviser in its discretion (e.g., using classifications assigned by third parties, including an issuer’s “country of risk” as determined by Bloomberg or the classifications assigned to a company by the Fund’s benchmark index provider).

A swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains. Credit default swaps (“CDS”) are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. Total return swaps (“TRS”) are similar. In a TRS, the underlying asset, referred to as the reference asset, is often an equity or bond index. This is owned by the party receiving the set rate payment. TRS allow the party receiving the total return to gain exposure and benefit from a reference asset without actually having to own it. For example, if the Equity Fund seeks exposure to the Merrill Lynch High Yield Master II Bond Index, it can do so by agreeing to exchange cash flows with an investment bank or other party based on the movement of this index.

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The Adviser seeks to manage risk through hedging the Funds’ investment portfolios when it believes security prices will decline. The Adviser will hedge by (i) increasing allocations to cash equivalents or U.S. Treasury securities; or (ii) selling short ETFs or securities the Adviser believes have demonstrated a high correlation to the applicable markets. In the case of the Equity Fund, the Adviser may purchase inverse mutual funds or inverse ETFs linked to equities and as described above when the Adviser believes this strategy will provide an effective hedge to manage risk of the Fund’s investments.

The Adviser uses technical analysis, including monitoring price movements and price trends, of markets in an effort to identify the proper weighting of a Fund’s portfolio. The Adviser buys and sells securities and derivatives to increase or decrease the Fund’s exposure to the applicable market. The Adviser’s decision to buy or sell the Fund holding is made based on the Adviser’s technically based trend and risk models that evaluate current market conditions and the Adviser’s determination of the appropriate exposure level to the applicable market.

The Adviser may engage in active and frequent trading of each Fund’s portfolio securities and derivatives to achieve the Fund’s investment objective.

Principal Investment Risks

The following describes the risks each Fund (unless otherwise noted) bears directly through its investments or indirectly through its investments in Underlying Funds.

Cash or Cash Equivalents Risk. The Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Counterparty Risk. The Fund may engage in transactions in securities and financial instruments that involve counterparties. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations. To limit the counterparty risk associated with such transactions, the Fund conducts business only with financial institutions judged by the Adviser to present acceptable credit risk.

Derivatives Risk. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) counterparty risk; (ii) the risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

•	Leverage and Volatility Risk. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.
•	Liquidity Risk. It is possible that particular derivative investments might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price, or possibly requiring them to dispose of other investments at unfavorable times or prices in order to satisfy their obligations. Most U.S. commodity futures exchanges impose daily limits regulating the maximum amount above or below the previous day’s settlement price which a futures contract price may fluctuate during a single day. During a single trading day no trades may be executed at prices beyond the daily limit.
Once the price of a particular futures contract has increased or decreased to the limit point, it may be difficult, costly or impossible to liquidate a position. It is also possible that an exchange or the Commodity Futures Trading Commission (“CFTC”), which regulates commodity futures exchanges, may suspend trading in a particular contract, order immediate settlement of a contract or order trading to the liquidation of open positions only.

Equity Securities Risk (Equity Fund only). Fluctuations in the value of equity securities held by the Fund will cause the net asset value (“NAV”) of the Fund and the price of its shares to fluctuate. Common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments. Common stock will be subject to greater dividend risk than preferred stocks or debt instruments of the same issuer. In addition, common stocks have experienced significantly more volatility in returns than other asset classes.

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 Emerging Markets Risk (Income Fund only). The Fund may invest in countries with newly organized or less developed securities markets. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market countries may have different regulatory, accounting, auditing, and financial reporting and record keeping standards and may have material limitations on PCAOB (the Public Company Accounting Oversight Board) inspection, investigation, and enforcement. Therefore, the availability and reliability of information material to an investment decision, particularly financial information, in emerging market companies may be limited in the scope and reliability as compared to information provided by U.S. companies. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, the Fund may have to accept a lower price. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities.

Exchange-Traded Funds Risk. ETFs are investment companies, which may be managed or unmanaged, that generally seek to track the performance of a specific index. The value of ETFs can be expected to increase and decrease in value in proportion to increases and decreases in the indices that they are designed to track. The volatility of different index tracking stocks can be expected to vary in proportion to the volatility of the particular index they track. ETFs are traded similarly to stocks of individual companies. Although an ETF is designed to provide investment performance corresponding to its index, it may not be able to exactly replicate the performance of its index because of its operating expenses and other factors. When the Fund invests in another investment company, including an ETF, it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Fund has no control over the investments and related risks taken by the underlying funds in which it invests. Investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted for a number of reasons.

Foreign Investment Risk. Investing in foreign securities, including depositary receipts, or securities of U.S. entities with significant foreign operations, involves additional risks that can affect the Fund’s performance. Foreign markets may be less liquid, more volatile and subject to less regulation than U.S. markets. There may be difficulties in enforcing contractual obligations, and it may take more time for transactions to clear and settle in foreign countries than in the U.S. Less information may be available about foreign issuers. The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions. The specific risks of investing in foreign securities include valuation risk and:

•	Currency Risk. The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including depositary receipts, also are subject to currency risk based on their related investments. The Fund is permitted to hedge against foreign currency risk, but normally will not do so.
•	Political/Economic Risk. Changes in economic, tax or foreign investment policies, government stability, war or other political or economic actions may have an adverse effect on the Fund’s foreign investments.
•	Regulatory Risk. Foreign companies often are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements common to U.S. companies.

There may be less information publicly available about foreign issuers than about most publicly-traded U.S. companies, and foreign issuers are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the
United States. In addition, the Fund may be subject to non-U.S. taxes, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. securities, (ii) transactions in those securities and (iii) the repatriation of proceeds generated from the sale of those securities.

Additional risks have arisen related to the high levels of debt of various European countries such as Greece, Italy and France. These problems, and related political and monetary efforts to address these problems, may increase the potential for market declines in one or more member states that can spread to global markets. These increased risks may persist and may result in greater volatility in the securities markets and the potential for impaired liquidity and valuation.

Fund of Funds Risk. The ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Funds in which it invests and their respective investment managers, to meet their investment objectives. Certain investment managers may be dependent upon a single individual or small group of individuals, the loss of which could adversely affect their success. There can be no assurance that any Underlying Fund will achieve its investment objectives.

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Futures Risk. Futures are contracts that derive value from the price performance of an underlying entity, such as an asset, index, or interest rate. In addition to all the risks associated with the underlying entity, futures have additional risks, such as counterparty risk and liquidity risk, because they are financial contracts rather than securities. Where futures are used for hedging, lack of the desired or expected correlation between the future and the underlying entity, known as basis risk, reduces the desired effectiveness of the hedging instrument.

Hedging Risk. The Fund’s use of inverse securities or other transactions to reduce risk involves costs and will be subject to the Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the Adviser’s judgment in this respect will be correct. In addition, no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so.

Inverse Funds Risk (Equity Fund only). Inverse funds seek to provide investment results that match a certain percentage of the inverse of the performance of a specific benchmark on a daily basis. Inverse funds typically lose value as the index or security tracked by the fund increases in value; a result that is the opposite from traditional funds. Because they reset daily there may be significant volatility associated with inverse funds. Inverse funds may not be able to replicate exactly the inverse of the performance of the benchmark they track. Inverse funds fall in price when its benchmark prices are rising. Additionally, inverse funds may employ leverage which magnifies the changes in the underlying benchmark upon which they are based. Investments in inverse funds will prevent the Fund from participating in market-wide or sector-wide gains and may not prove to be an effective hedge. During periods of increased volatility, inverse funds may not perform in the manner they are designed. Investments in inverse funds are intended to be short-term in nature and may, therefore, lead to increased turnover and transaction costs to the Fund.

Large Market Capitalization Companies Risk (Equity Fund only). The value of investments in larger companies may not rise as much as smaller companies, or larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

Management Risk. The Fund’s ability to identify and invest in attractive opportunities is dependent upon the Adviser. If one or more key individuals leave, the Adviser may not be able to hire qualified replacements or may require extended time to do so. This situation could prevent the Fund from achieving its investment objectives. The Fund’s portfolio manager uses technical analysis and/or trend models. Any imperfections or limitations in such analyses and models could affect the ability of the portfolio manager to implement strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate-change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events, tariffs and trade wars, and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long-term effects on both the U.S. and global financial market. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. For example, the COVID-19 pandemic had negative impacts on markets worldwide. It is not known how long the significant events described above would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions you could lose your entire investment.

•	Stock Market Risk (Equity Fund only). The risk that the value of equity securities may decline. Stock prices change daily, sometimes rapidly, in response to company activity and general economic and market conditions. Certain stocks may decline in value even during periods when the prices of equity securities in general are rising, or may not perform as well as the market in general. Stock prices may also experience greater volatility during periods of challenging market conditions such as the one that the market recently experienced. Additional stock market risk may be introduced when a particular equity security is traded on a foreign market. For more detail on the related risks involved in foreign markets, see Foreign Investment Risk above.
•	Options Risk. There are risks associated with the sale and purchase of call and put options. As a seller (writer) of a put option, the Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Fund may experience lower returns if the value of the reference index or security rises above the strike price.
•	Stock Market Risk (Equity Fund only). The risk that the value of equity securities may decline. Stock prices change daily, sometimes rapidly, in response to company activity and general economic and market conditions. Certain stocks may decline in value even during periods when the prices of equity securities in general are rising, or may not perform as well as the market in general. Stock prices may also experience greater volatility during periods of challenging market conditions such as the one that the market recently experienced. Additional stock market risk may be introduced when a particular equity security is traded on a foreign market. For more detail on the related risks involved in foreign markets, see Foreign Investment Risk above.

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Short Sales Risk. Short sales by the Fund that are not made “against-the-box” (that is when the Fund has an offsetting long position in the asset that it is selling short) theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. The Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Small and Medium Capitalization Companies Risk. The stocks of small and medium capitalization companies involve substantial risk. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Total Return Swap Risk (Equity Fund only). In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Total return swaps entered into in which payments are not netted may entail greater risk than a swap entered into a net basis. There is a risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited). If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, particularly in the case of privately-negotiated instruments, there is a risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position. These instruments are subject to high levels of volatility, in some cases due to the high levels of leverage the Fund may achieve with them.

TEMPORARY DEFENSIVE POSITIONS: To respond to adverse market, economic, political or other conditions, each Fund may invest 100% of its total assets, without limitation, in short-term debt securities and money market instruments. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. government securities and repurchase agreements. While a Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that a Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds’ advisory fees and operational fees.

PORTFOLIO HOLDINGS DISCLOSURE: A description of the Funds’ policies and procedures regarding the release of portfolio holdings information is available in the Funds’ Statement of Additional Information (“SAI”).

OPERATIONS AND CYBERSECURITY: Fund operations, including business, financial, accounting, data processing systems or other operating systems and facilities may be disrupted, disabled or damaged as a result of a number of factors, including events that are wholly or partially beyond the Funds’ control. For example, there could be electrical or telecommunications outages; degradation or loss of internet or web services; natural disasters, such as earthquakes, tornados and hurricanes; climate-change and climate-related events; disease pandemics; or events arising from local or larger scale political or social events, as well as terrorist acts.

The Funds are also subject to the risk of cyber incidents, which may include, but are not limited to, the harming of or unauthorized access to digital systems (for example, through “hacking” or infection by computer viruses or other malicious software code), denial-of-service attacks on websites, and the inadvertent or intentional release of confidential or proprietary information. Cyber incidents may, among other things, harm Fund operations, result in financial losses to the Funds and their shareholders, cause the release of confidential or highly restricted information, and result in regulatory penalties, reputational damage, and/or increased compliance, reimbursement or other compensation costs. Fund operations that may be disrupted or halted due to a cyber incident include trading, the processing of shareholder transactions, and the calculation of each Fund’s NAV.

Issues affecting operating systems and facilities through cyber incidents, any of the scenarios described above, or other factors, may harm the Funds by affecting the Adviser, or other service providers, or issuers of securities in which the Funds invest. Although the Funds have business continuity plans and other safeguards in place, including what the Funds believe to be robust information security procedures and controls, there is no guarantee that these measures will prevent cyber incidents or prevent or ameliorate the effects of significant and widespread disruption to our physical infrastructure or operating systems. Furthermore, the Funds cannot directly control the security or other measures taken by unaffiliated service providers or the issuers of securities in which the Funds invest. Such risks at issuers of securities in which the Funds invest could result in material adverse consequences for such issuers, and may cause the Funds’ investments in such securities to lose value.

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MANAGEMENT

INVESTMENT ADVISER: Anchor Capital Management Group, Inc., located at 15 Enterprise, Suite 450, Aliso Viejo, California 92656, serves as the Funds’ investment adviser. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a California corporation formed in 1995. Its clients are pooled investment vehicles and mutual funds. As of August 31, 2025, the Adviser had approximately $215.3 million in assets under management.

Subject to the oversight of the Board of Trustees, the Adviser is responsible for managing the Funds’ investments, placing trade orders and providing related administrative services and facilities under an Investment Advisory Agreement between each Fund and the Adviser.

The management fee for each Fund set forth in the Investment Advisory Agreement is 1.60% of the Fund’s annualized average daily net assets, to be paid on a monthly basis. In addition to investment advisory fees, each Fund pays other expenses including costs incurred in connection with the maintenance of securities law registration, printing and mailing prospectuses and statements of additional information to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholders meetings.

The Adviser has contractually agreed to reduce its fees and/or absorb expenses of each Fund, until at least December 31, 2026, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of (i) any front-end or contingent deferred loads, (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), (v) borrowing costs (such as interest and dividend expense on securities sold short), (vi) taxes and (vii) extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser))) will not exceed 2.00% of each Fund’s average daily net assets attributable to Advisor Class shares. These fee waivers and expense reimbursements are subject to possible recoupment from the Funds in future years (within three years from the date the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture after the recoupment is taken into account. This agreement may be terminated by the Trust’s Board of Trustees only on 60 days’ written notice to the Adviser. A discussion regarding the basis for the Board of Trustees’ most recent renewal of the Investment Advisory Agreement with respect to the Funds is available in the Funds’ annual Form N-CSR to shareholders dated August 31, 2025.

During the fiscal year ended August 31, 2025, the Adviser earned the following:

Fund	Advisory Fee Earned
Income Fund	0.97%
Equity Fund	1.60%

PORTFOLIO MANAGER: Garrett Waters, Chief Executive Officer and President of the Adviser, has served as each Fund’s portfolio manager since each Fund commenced operations in 2015 (Income Fund) and 2016 (Equity Fund). Mr. Waters has been a Partner and Chief Executive Officer with the Adviser since 2009 and the President since 2024. Prior to joining the Adviser, Mr. Waters started his investment career in the institutional investment management division at J.P. Morgan Investment Management. He then went on to hold positions with Barclays Global Investors, Hollencrest Capital Management, and Pacific Financial Advisors. Mr. Waters is a graduate of Villanova University with a degree in business.

Mr. Waters is supported by other members of the Adviser’s investment team who provide research, analysis and trading support.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed and ownership of Fund shares.

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HOW SHARES ARE PRICED

Shares of each Fund are sold at NAV. The NAV of each Fund is determined at close of regular trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of each Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (“NYSE Close”). The NAV takes into account, on a per class basis, the expenses and fees of each Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for each Fund for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by each Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, each Fund’s securities, including securities issued by ETFs, are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded on the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded on any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board of Trustees. Fair value pricing involves subjective judgments, and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board of Trustees has designated the Adviser as its valuation designee (the “Valuation Designee”) to execute these procedures. The Adviser may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board of Trustees reviews the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Funds may use independent pricing services to assist in calculating the value of each Fund’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Funds. Because the Funds may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Funds’ portfolio securities may change on days when you may not be able to buy or sell Fund shares.

In computing NAV, each Fund values foreign securities held by it at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into
U.S. dollars at current rates. If events materially affecting the value of a security in a Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before a Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short-term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine NAV, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund’s NAV is calculated based upon the NAVs of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

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HOW TO PURCHASE SHARES

Share Classes: This Prospectus describes Advisor Class shares offered by each Fund. Another class of shares of each Fund is offered for sale through a separate prospectus. The main differences between the share classes are investment minimums, ongoing fees and distribution channels they are sold through. In choosing which class of shares to purchase, you should consider which are available to you, and, if available to you, which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold the shares. Each class of shares in the Funds represents interest in the same portfolio of investments within the Funds. Advisor Class shares are only available for purchase through brokers or agents who have entered into selling agreements with the Funds’ distributor. All share classes may not be available for purchase in all states.

Advisor Class shares are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of each Fund. The minimum initial investment in the Advisor Class shares is $1,000 for all types of accounts. There is no minimum for additional purchases. Financial intermediaries may impose minimums. There are no sales charges on reinvested distributions.

Purchasing Shares: You may purchase shares of each Fund by sending a completed application form (the “Application”) to the following address:

Regular Mail Anchor Risk Managed Income Strategies Fund Anchor Risk Managed Equity Strategies Fund c/o Ultimus Fund Solutions, LLC PO Box 46707 Cincinnati, OH 45246	Express/Overnight Mail Anchor Risk Managed Income Strategies Fund Anchor Risk Managed Equity Strategies Fund c/o Ultimus Fund Solutions, LLC 225 Pictoria Dr, Suite 450 Cincinnati, OH 45246

The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Funds in verifying your identity. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers: You may invest in each Fund through brokers or agents that have entered into a selling agreement with the Funds’ distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of each Fund. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on each Fund’s behalf. Each Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of each Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from each Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in a Fund, please call the Fund at 1-800-290-8633 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire.
The Funds will normally accept wired funds for investment on the day received if they are received by the Funds’ designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automated Clearing House (ACH) Purchase: Current shareholders may purchase additional shares via Automated Clearing House (“ACH”). To have this option added to your account, please send a letter requesting this option to the relevant Fund and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Funds may alter, modify or terminate this purchase option at any time.

Shares purchased by ACH will not be available for redemption until the transactions have cleared. Shares purchased via ACH transfer may take up to 15 days to clear.

Automatic Investment Plan: Investors may purchase shares of the Funds through an Automatic Investment Plan (“AIP”), which allows for regular, periodic investments from a designated bank account. With the investor’s authorization and bank approval, the Funds’ transfer agent will automatically withdraw the amount specified by the investor and invest it in Fund shares on a periodic basis.

There is no minimum investment required to participate in the AIP. Investors may modify or terminate their participation in the AIP at any time by notifying the Funds or their transfer agent. Only bank accounts maintained at U.S. financial institutions that are ACH members may be used. The Funds reserve the right to suspend or discontinue the AIP at any time.

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Minimum and Additional Investment Amounts: The minimum initial investment in each Fund’s Advisor Class shares is $1,000 for all account types. There is no minimum for additional purchases. Financial intermediaries may impose minimums. There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from each Fund. Each Fund reserves the right to waive any investment minimum requirement.

Each Fund reserves the right, in its sole discretion, to reject any Application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to the applicable Fund. Cash and cash equivalents, for example, cashier’s checks, bank official checks, certified checks, bank money orders, third party checks (except for properly endorsed IRA transfer and rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will generally not be accepted. Redemptions of shares of any Fund purchased by check may be subject to a hold period until the check has been cleared by the issuing bank. To avoid such holding periods, shares may be purchased through a broker or by wire, as described in this section.

Note: Ultimus Fund Solutions, LLC, the Funds’ transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by a Fund, for any check or electronic payment returned to the transfer agent for insufficient funds.

When Order is Processed: All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after a Fund receives your Application or request in good order. All requests received in good order by a Fund before 4:00 p.m. (Eastern Time) will be processed on that same day. Requests received after 4:00 p.m. (Eastern Time) will be processed on the next business day.

Purchase Requests in Good Order: A purchase request will be considered to be in “good order” only if it includes all of the following:

•	A completed and signed account application (for new accounts).
•	The exact dollar amount of the investment.
•	For existing accounts, the account number and the name(s) exactly as registered on the account.
•	Payment in U.S. dollars, payable to a Fund.
•	Any documentation reasonably required by a Fund or the transfer agent to verify the identity or authority of the purchaser, if applicable.

Requests that are incomplete, unclear, or submitted without the required documentation may be delayed or rejected. The Funds and transfer agent are not responsible for delays or losses due to requests that are not received in good order.

Retirement Plans: You may purchase shares of each Fund for your individual retirement plans. Please call each Fund at 1-800-290-8633 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

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HOW TO REDEEM SHARES

Redeeming Shares: Each Fund typically expects that it will take up to three business days following the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer. Each Fund typically expects to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions. You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Regular Mail Anchor Risk Managed Income Strategies Fund Anchor Risk Managed Equity Strategies Fund c/o Ultimus Fund Solutions, LLC PO Box 46707 Cincinnati, OH 45246	Express/Overnight Mail Anchor Risk Managed Income Strategies Fund Anchor Risk Managed Equity Strategies Fund c/o Ultimus Fund Solutions, LLC 225 Pictoria Dr, Suite 450 Cincinnati, OH 45246

Telephone Transactions: You may purchase, exchange, or redeem Fund shares by calling 1-800-290-8633. Telephone transaction privileges are automatically available for new accounts unless you decline them on your account application or later revoke them by written instruction to the Funds or their Transfer Agent.

Telephone instructions, if received in good order before the applicable cut-off time, will be processed at a Fund’s next determined NAV. Redemption proceeds will be sent promptly to your address of record by check or to your bank account of record by ACH or wire transfer. Telephone redemptions are generally limited to $50,000 per account. Requests for amounts above this limit must be submitted in writing and must include a Medallion Signature Guarantee.

During periods of heavy market activity or other unusual conditions, you may experience difficulty reaching the Funds or the transfer agent. Please allow additional time to place your transaction. The Funds or the transfer agent will not be held liable for any loss if you are unable to reach them to confirm a telephone transaction.

The Funds and the transfer agent use reasonable procedures to verify the authenticity of telephone instructions. These may include requiring an account number, a personal identification number (PIN) if applicable, recording of calls, and/or written confirmations. If these procedures are followed, neither the Funds nor their transfer agent will be responsible for any loss, liability, cost, or expense arising from unauthorized of fraudulent telephone instructions.

If you own an IRA, you will be asked to make an election regarding federal income tax withholding at the time of a redemption.

For your protection, telephone redemptions may be restricted for 30 days following a change of address or banking information. The Funds may also require a signature guarantee or other documentation for certain transactions.

The Funds reserve the right to modify, suspend, or terminate the telephone transaction privilege at any time, with or without notice.

Redemptions through Brokers: If shares of each Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of a Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Funds’ transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Systematic Withdrawal Plan (“SWP”): Shareholders may elect to participate in a SWP to have a specified amount withdrawn from their account on a periodic basis. Withdrawals may be made in any amount and at any frequency selected by the shareholder. To establish an SWP, please complete the appropriate form or contact the transfer agent.

Redemptions In-Kind: Each Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in-kind”) if the amount is greater than $250,000 or 1% of each Fund’s assets. The securities will be chosen by each Fund and valued using each Fund’s NAV pricing procedures. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent: Once a Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.” If you purchase shares using a check and soon after request a redemption, your redemption proceeds, which are payable at the next determined NAV following the receipt your redemption request in “good order,” as described below, will not be sent until the check used for your purchase has cleared your bank.

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Redemption Requests in Good Order: A redemption request will be considered to be in “good order” only if it includes all of the following:

•	The name of a Fund and the account number;
•	The exact dollar amount or number of shares to be redeemed;
•	The name(s) of the registered account owner(s), exactly as they appear on the account;
•	Signature(s) of all registered owner(s);
•	Any required signature guarantee or medallion signature guarantee, if applicable; and
•	Any documentation reasonably required by the Funds or the transfer agent to verify the identity or authority of the person(s) requesting the redemption.

Redemption requests that are incomplete, unclear, unsigned, or submitted without the required documentation or signature guarantees may be delayed or rejected. The Funds and the transfer agent are not responsible for processing delays or losses resulting from requests not received in good order.

Medallion Signature Guarantee Requirements: To protect shareholders and the Funds against potential fraud, a signature guarantee – specifically a Medallion Signature Guarantee – may be required in certain circumstances. A Medallion Signature Guarantee is a stamped certification provided by an eligible guarantor institution to verify the authenticity of a signature and the authority of the individual signing on behalf of the account owner.

The Funds or the transfer agent may require a Medallion Signature Guarantee in the following situations:

•	The redemption amount exceeds $50,000;
•	The proceeds are being mailed to an address or transferred to a bank account that was changed or added within the past 30 calendar days;
•	The redemption proceeds are made payable to someone other than the registered account owner;
•	The proceeds are directed to a financial institution account not held in the shareholder’s name;
•	The account registration or ownership is being changed;
•	Redemption instructions are submitted by mail with alternate delivery instructions or special processing; or
•	Any other situation where a Fund or the transfer agent reasonably determines that additional documentation or verification is warranted.

Medallion Signature Guarantees must be obtained from eligible guarantor institutions that are members of a Medallion Signature Guarantee program recognized by the Securities Transfer Association (e.g., STAMP, SEMP, or MSP). These typically include commercial banks, savings associations, credit unions, and broker-dealers. Notarization is not an acceptable substitute for a Medallion Signature Guarantee.

Shareholders should contact the transfer agent in advance of submitting any transaction requests if they are uncertain whether a Medallion Signature Guarantee is required. The transfer agent reserves the right to reject any signature guarantee.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Funds should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance falls below $1,000, a Fund may notify you that, unless the account is brought up to at least $1,000 within 30 days of the notice, your account could be closed. After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below $1,000 due to a decline in NAV. The Funds will not charge any redemption fee on involuntary redemptions.

The Income Fund will deduct a 2.00% redemption fee on the redemption amount if you sell your shares less than 60 days after purchase or shares held less than 60 days are redeemed for failure to maintain the Income Fund’s balance minimum. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. Shares held for 60 days or more are not subject to the 2.00% fee.

Redemption fees are paid to the Income Fund directly and are designed to offset costs associated with fluctuations in the Income Fund’s asset levels and cash flow caused by short-term shareholder trading.

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Waivers of Redemption Fees: The Income Fund has elected not to impose the redemption fee for:

•	redemptions and exchanges of Income Fund shares acquired through the reinvestment of dividends and distributions;
•	certain types of redemptions and exchanges of Income Fund shares owned through participant-directed retirement plans;
•	redemptions or exchanges in discretionary asset allocation, fee based or wrap programs (“wrap programs”) that are initiated by the sponsor/financial advisor as part of a periodic rebalancing;
•	redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan; and
•	involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Income Fund, or to pay shareholder fees; or other types of redemptions as the Adviser or the Trust may determine in special situations and approved by the Trust’s or the Adviser’s chief compliance officer.

The Income Fund reserves the right to modify or eliminate the redemption fees or waivers at any time and will give shareholders 30 days’ prior written notice of any material changes, unless otherwise provided by law. The redemption fee policy may be modified or amended in the future to reflect, among other factors, regulatory requirements mandated by the SEC.

Uncashed checks/Automatic Dividend Capital Gain Reinvestment: If you elect to receive your dividend and capital gain distributions via check, ACH or wire, and the distribution amount is $50 or less, then the amount will be automatically reinvested as additional shares into your account.

For non-retirement and non-educational accounts, any dividend and capital gain distributions sent by check which are not cashed within 180 days will be reinvested into your account at the current day’s NAV. When reinvested, those amounts are subject to market risk like any other investment. Your distribution option will automatically be converted to having all dividends and capital gain distributions reinvested into your account as additional shares if any of the following occur:

1.	Postal or other delivery service is unable to deliver mail or checks to the address of record thereby designating your account as “lost”;
2.	Dividends and capital gain distributions checks are not cashed within 180 days; or
3.	Bank account of record is no longer valid.

For non-retirement and non-educational accounts, redemption proceeds sent by check which are not cashed within 180 days will be reinvested into your account at the current day’s NAV. When reinvested, redemption proceeds are subject to market risk like any other investment.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Each Fund discourages and does not accommodate market timing. Frequent trading into and out of a Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Each Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Board of Trustees has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. Each Fund currently uses several methods to reduce the risk of market timing. These methods include:

  Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Funds’ Market Timing Trading Policy;
  Rejecting or limiting specific purchase requests;
  Rejecting purchase requests from certain investors; and
  Assessing a redemption fee for short-term trading of the Income Fund shares made within 60 days of purchase.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, each Fund seeks to make judgments and applications that are consistent with the interests of Fund shareholders.

Based on the frequency of redemptions in your account, the Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to a Fund as described in the Fund’s Market Timing Trading Policy and elect to reject or limit the amount, number, frequency or method for requesting future purchases or redemptions into the Fund.

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Each Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial advisor) from opening new accounts with any Fund.

Although the Funds attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Funds will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Funds. While the Funds will encourage financial intermediaries to apply the Funds’ Market Timing Trading Policy to their customers who invest indirectly in the Funds, the Funds are limited in their ability to monitor the trading activity or enforce the Funds’ Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds’ Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Funds may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds’ Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information to the extent known to the broker to the Funds upon request. If a Fund, transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

Account Statements and Transaction Confirmations: You will receive periodic account statements summarizing all account activity, including purchases, redemptions, exchanges, and any reinvested dividends or capital gains. Additionally, a transaction confirmation will be sent for each financial transaction that occurs in your account, except for those taking place on a recurring basis, such as through an automatic investment plan or for dividend and capital gain distributions. For recurring transactions, the details will appear on your periodic account statement, serving as confirmation for such activity.

It is your responsibility to carefully review all transaction confirmations and account statements for accuracy immediately upon receipt. You must contact a Fund or its transfer agent in writing or by telephone promptly within 60 days of the date of the statement or confirmation that first reflects the disputed item. If you fail to provide timely notification within this 60-day period, you will be deemed to have ratified all account activity set forth therein, and a Fund and its agents will not be liable for any losses that may result from your failure to report the issue.

Lost Shareholders, Inactive Accounts and Unclaimed Property: Unclaimed property laws may require the Funds or the transfer agent to transfer the assets of accounts that are considered abandoned, inactive, or lost (due to returned mail) to the appropriate state authority. An account may be deemed unclaimed if the shareholder has not initiated any contact or transaction within a time period specified by applicable state law.

Before any transfer to the state is made, the Funds or the transfer agent will send a due diligence notice to the shareholder, if legislatively required.

In some cases, this process is referred to as escheatment, and shareholders may be required to reclaim the assets from the applicable state’s unclaimed property office. Some states may also require the liquidation of shares prior to escheatment, and shareholders may only be entitled to receive the cash value at the time of sale.

For retirement accounts, such escheatment may be treated as a taxable distribution, and federal and/or state income tax withholding may apply.

To help avoid escheatment, shareholders should maintain current contact information and periodically initiate contact with the Funds or the transfer agent. Examples of shareholder-initiated contact include written correspondence, telephone inquiries, or initiating a transaction in the account.

In accordance with Texas law, residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election.

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TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of a Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in each Fund). A certain percentage of a Fund’s hedging activities (including its transactions, if any, in options, futures contracts, foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of shares. A distribution will reduce a Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.

If a Fund’s book income is less than taxable income, a Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Dividends from net investment income, if any, are declared monthly by the Income Fund and quarterly by the Equity Fund. Each Fund distributes its net capital gains, if any, annually. Both types of distributions will be reinvested in shares of each Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from a Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Funds will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Cost Basis Reporting: The Funds are required to report cost basis information to the IRS and to shareholders on Form 1099-B for redemptions of “covered shares,” which are generally shares acquired on or after January 1, 2012.

The Funds’ default cost basis calculation method is average cost. This method will be applied to your account unless you affirmatively elect a different IRS-accepted method, such as First-In, First-Out (FIFO) or Specific Share Identification. You may make this election for future transactions by providing written instructions, contacting shareholder services at 1-844-594-1226, or through your online account portal, where available.

Please note that, in accordance with IRS regulations, the cost basis method elected for the first redemption of covered shares cannot be changed after the settlement of the redemption. The cost basis method you select may have significant tax implications. The Funds are not authorized to provide tax advice. We strongly recommend you consult your tax advisor to determine which method is most suitable for your individual circumstances.

On the Application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires each Fund to withhold a percentage of any dividend, redemption or exchange proceeds. Each Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. Each Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

An account may be turned over as unclaimed property to the investor’s last known state of tax residence if the account is deemed “inactive” or “lost” during the time frame specified within the applicable state’s unclaimed property laws. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election.

This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisers to determine the tax consequences of owning a Fund’s shares.

22

DISTRIBUTION OF SHARES

Distributor: Northern Lights Distributors, LLC, (the “Distributor”) located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, is the distributor for the shares of each Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. Shares of each Fund are offered on a continuous basis. The Distributor or an affiliate may, from time to time, at its expense and out of its own resources, make cash payments to some but not all brokers, dealers or financial intermediaries (“securities dealers”) for shareholder services, as an incentive to sell shares of each Fund and/or to promote retention of their customers’ assets in each Fund. These payments may be referred to as “revenue sharing,” but do not change the price paid by investors to purchase a Fund’s shares or the amount each Fund receives as proceeds from such sales. Revenue sharing payments may be made to securities dealers that provide services to each Fund or its shareholders, including (without limitation) shareholder servicing, transaction processing, sub-accounting or marketing support. The Distributor negotiates the level of payments described above to any particular securities dealers with each firm, based on, among other things, the nature and level of services provided by such securities dealers and the significance of the overall relationship of the securities dealers to the Distributor and its affiliate. The amount of these payments may be significant and may create an incentive for the securities dealers to sell shares of each Fund to you or to recommend one fund complex over another. Please speak with your securities dealer to learn more about payments made to them by the Distributor or an affiliate.

Householding: To reduce expenses, the Funds mail only one copy of the prospectus and each annual and semi-annual tailored shareholder reports to those addresses shared by accounts that have elected to receive paper copies of these documents. If you wish to receive individual copies of these documents, please call the Funds at 1-800-290-8633 on days the Funds are open for business or contact your financial institution. The Funds will begin sending you individual copies thirty days after receiving your request.

23

FINANCIAL HIGHLIGHTS

The following tables are intended to help you better understand the Funds’ financial performance for the period since each Fund’s inception. Certain information reflects financial results for a single Fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in each of the Funds, assuming reinvestment of all dividends and distributions. This information for the fiscal years ended August 31, 2025, August 31, 2024 and August 31, 2023 has been audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ annual Form N-CSR for the fiscal year ended August 31, 2025, which is available upon request. The information for the previous fiscal years was audited by the Funds’ prior independent registered public accounting firm.

Anchor Risk Managed Income Strategies Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Year/Period Presented.

	Advisor Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	August 31, 2025+	August 31, 2024+	August 31, 2023+	August 31, 2022+	August 31, 2021*+
Net asset value, beginning of year/period	$17.54	$17.88	$19.48	$21.62	$20.74
Activity from investment operations:
Net investment income (loss)(1)(6)(11)	0.73	1.94	0.22	(0.34)	0.14
Net realized and unrealized gain (loss) on investments	(0.23)	(0.50)	(1.48)	(1.28)	1.08
Total from investment operations	0.50	1.44	(1.26)	(1.62)	1.22

Less distributions:
From net investment income	(1.43)	(1.78)	(0.34)	-	(0.32)
From net realized gains	-	-	-	(0.52)	(0.02)
From return of capital	(0.50)	-	-	-	-
Total distributions	(1.93)	(1.78)	(0.34)	(0.52)	(0.34)

Paid-in capital from redemption fees(1)	-	-	-	-	-

Net asset value, end of year/period	$16.11	$17.54	$17.88	$19.48	$21.62

Total return(2)	3.14%	8.10%	(6.50)%	(7.65)%	5.92	%(3)

Net assets, end of year/period (000s)	$13,682	$9,684	$3,076	$10,232	$7,545

Ratio of gross expenses to average net assets including interest and dividend expense(5)(7)(9)	2.62%	2.98%	3.28%	4.35%	2.44	%(4)
Ratio of net expenses to average net assets including interest and dividend expense(5)(8)	2.01%	2.01%	2.96%	4.25%	2.33	%(4)
Ratio of net investment income (loss) to average net assets(5)(6)	4.37%	10.59%	1.16%	(1.65)%	0.64	%(4)
Portfolio turnover rate	6%	365%	1,097%	1,181%	727	%(10)
*	For the period September 11, 2020 (commencement of operations) through August 31, 2021.
+	Effective January 16, 2025, Anchor Risk Managed Income Strategies Fund had a 1-for-2 reverse stock split. Per share amounts for the periods have been adjusted to give effect to this reverse stock split.
(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year/period.
(2)	Total returns are historical in nature and assume changes in share price, and reinvestment of dividends and capital gains distributions, if any, and exclude the effect of redemptions fees.
(3)	Not annualized.
(4)	Annualized.
(5)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(6)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(7)	Ratio of gross expenses to average net assets

excluding interest expense and dividend expense(5) 2.61% 2.97% 2.32% 2.10% 2.11%(4)

(8)	Ratio of net expenses to average net assets

excluding interest expense and dividend expense(5) 2.00% 2.00% 2.00% 2.00% 2.00%(4)

(9)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser.
(10)	The portfolio turnover rate is for the entire Fund for the year ended August 31, 2021.
(11)	Does not include the expenses of the underlying investment companies in which the Fund invests.

24

Anchor Risk Managed Equity Strategies Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented.

	Advisor Class
	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2025	August 31, 2024	August 31, 2023	August 31, 2022	August 31, 2021
Net asset value, beginning of year	$14.63	$13.59	$14.90	$15.28	$13.19
Activity from investment operations:
Net investment income (loss)(1)(4)(7)	(0.16)	(0.05)	0.10	(0.18)	(0.21)
Net realized and unrealized gain (loss) on investments	0.97	1.21	(0.36)	(0.20)	2.30
Total from investment operations	0.81	1.16	(0.26)	(0.38)	2.09

Less distributions:
From net investment income	-	(0.03)	(0.10)	-	-
From net realized gains	-	-	(0.78)	-	-
From return of capital	-	(0.09)	(0.17)	-	-
Total distributions	-	(0.12)	(1.05)	-	-

Net asset value, end of year	$15.44	$14.63	$13.59	$14.90	$15.28

Total return(2)	5.54%	8.63%	(1.42)%	(2.49)%	15.85%

Net assets, end of year (000s)	$134,274	$200,392	$297,163	$320,893	$143,664

Ratio of gross expenses to average net assets including interest and dividend expense(3)(5)	1.98%	1.95%	1.84%	1.84%	1.86%
Ratio of net expenses to average net assets including interest and dividend expense(3)(6)	1.98%	1.95%	1.84%	1.84%	1.86%
Ratio of net investment income (loss) to average net assets(3)(4)	(1.12)%	(0.36)%	0.75%	(1.21)%	(1.49)%
Portfolio turnover rate	0%	0%	0%	0%	0%
(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Total returns are historical in nature and assume changes in share price, and reinvestment of dividends and capital gains distributions, if any.
(3)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(4)	Recognition of net investment loss by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(5)	Ratio of gross expenses to average net assets

excluding interest expense and dividend expense(5) 1.98% 1.95% 1.84% 1.84% 1.86%

(6)	Ratio of net expenses to average net assets

excluding interest expense and dividend expense(5) 1.98% 1.95% 1.84% 1.84% 1.86%

(7)	Does not include the expenses of the underlying investment companies in which the Fund invests.

25

PRIVACY NOTICE

Northern Lights Fund Trust IV

Rev. April 2021

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST IV DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•         Social Security number and wire transfer instructions

•         account transactions and transaction history

•         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust IV chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust IV share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-631-490-4300

26

PRIVACY NOTICE

Northern Lights Fund Trust IV

What we do:
How does Northern Lights Fund Trust IV protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust IV collect my personal information?

We collect your personal information, for example, when you

•         open an account or deposit money

•         direct us to buy securities or direct us to sell your securities

•         seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•         sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•         affiliates from using your information to market to you.

•         sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust IV has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust IV does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust IV does not jointly market.

27

Anchor Risk Managed Income Strategies Fund

Anchor Risk Managed Equity Strategies Fund

Adviser	Anchor Capital Management Group, Inc. 15 Enterprise, Suite 450 Aliso Viejo, CA 92656	Distributor	Northern Lights Distributors, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022
Custodian	U.S. Bank, N.A. 1555 North River Center Drive, Suite 202 Milwaukee, WI 53212	Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, OH 43215
Transfer Agent	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	Independent Registered Public Accounting Firm	Cohen & Company, Ltd 1835 Market Street, Suite 310, Philadelphia, PA 19103

Additional information about each Fund is included in the Funds’ SAI dated December 29, 2025. The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about each Fund’s policies and management. Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports and in Form N-CSR. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.

To obtain a free copy of the SAI, the annual and semi-annual reports to shareholders, Form N-CSR, the Funds’ financial statements or other information about the Funds, or to make shareholder inquiries about the Funds, please call 1-800-290-8633. Information relating to the Funds can be found on the Funds’ website at www.anchor-capital.com/funds. You may also write to:

Anchor Risk Managed Income Strategies Fund

Anchor Risk Managed Equity Strategies Fund

c/o Ultimus Fund Solutions, LLC

Regular/Express Mail

P.O. Box 46707

Cincinnati, OH 45246

-or-

Overnight Mail

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Investment Company Act File # 811-23066